UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) February 5, 2008

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On February 5, 2008, Sonic Innovations, Inc. issued a press release announcing its financial results for the fourth quarter and full year 2007. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act as amended, but is instead “furnished” as required by that instruction.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Sonic Innovations, Inc. press release dated February 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: February 5, 2008

SONIC INNOVATIONS, INC.

/s/ Michael M. Halloran
Michael M. Halloran Vice President and Chief Financial Officer